[LOGO]

SCUDDER

[LOGO]

FUND, INC.

Semiannual Report
June 30, 1999

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Asian companies.

[LOGO] Scudder New Asia Fund, Inc.
================================================================================

Investment objective and policies

o long-term capital appreciation through investment primarily in the equity securities of Asian companies

Investment characteristics

o a closed-end investment company investing in a broad spectrum of Asian companies and industries

o a vehicle for international diversification through participation in Asian stock markets


[LOGO] General Information
================================================================================

Executive Offices

   Scudder New Asia Fund, Inc.
   345 Park Avenue
   New York, NY 10154
   For Fund Information: 1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent

   For Account Information: 1-800-426-5523
   EquiServe
   P.O. Box 8200
   Boston, MA 02266-8200

Custodian

   Brown Brothers Harriman & Co.

Legal Counsel

   Dechert Price & Rhoads

Independent Accountants

   PricewaterhouseCoopers LLP


New York Stock Exchange Symbol -- SAF


[LOGO] Contents
================================================================================

In Brief ..............................................    3
Letter to Stockholders ................................    3
Other Information .....................................    7
Investment Summary ....................................    8
Portfolio Summary .....................................    9
Investment Portfolio ..................................   10
Financial Statements ..................................   15
Financial Highlights ..................................   18
Notes to Financial Statements .........................   19
Report of Independent Accountants .....................   23
Dividend Reinvestment and Cash
   Purchase Plan ......................................   24
Directors and Officers ................................   26


--------------------------------------------------------------------------------
This report is sent to the stockholders of Scudder New Asia Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

[LOGO]  Scudder New Asia Fund, Inc.
In Brief
================================================================================

o Stocks in Asia performed well in the first half of the year on the strength of several positive developments in the region; most notably, the beginnings of an economic recovery and the acceleration of corporate restructuring.

o Management made few significant changes to the portfolio over the period, opting instead to allow the investments they made in the second half of 1998 to play out.


[LOGO] Letter to Stockholders
================================================================================

Dear Stockholders:

   The Asian stock markets staged a powerful rally in the first half of 1999, as investors reacted to signs of stronger growth and an apparent end to the crises that shocked the region over the previous eighteen months. An improving macroeconomic outlook, the growing influence of corporate restructuring, and signs of a revival in Japan have combined to spark substantial inflows of investment capital to the region. On the strength of these trends, the net asset value of New Asia Fund rose 45.43% to $17.03 in the six months ended June 30, 1999. In the same time period, the Fund's unmanaged benchmark, which is a blend of the MSCI All Asia Free ex Japan Index (75%) and the MSCI Japan Index (25%), rose 38.49%. The Fund's shares quoted on the New York Stock exchange appreciated 57.72% to 14 11/16, representing a 13.76% discount to net asset value. In comparison, the discount stood at 20.47% on December 31, 1998.

Market Environment

   The process of reform in Asia is proving to be an irresistible force that is changing the way the entire region does business. While this process is just beginning and there are still a great deal of problems that must be worked out before Asia can embark on a full recovery, our visits to the area have confirmed that a fundamental shift is underway. Corporate management teams have a positive outlook on the future, and there is a palpable sense of optimism on the ground that was absent just last year. These observations are supported by upward GDP revisions, improving trade figures, and rising corporate earnings. As the markets have taken note of these changes, the key barometers of economic health -- interest rates and currency exchange rates -- have strengthened to reflect the region's fundamental improvements.

   Beneath the surface, there is an even more important shift taking place: bank managements are becoming more rational. The old model of Asian banking focused on lending to corporations at the expense of the consumer, a practice that stifled economic growth and facilitated the creation of industrial overcapacity. Today, however, the leading banks are focusing on consumers, a group that is now being viewed as a better risk. The most important aspect of this development is that consumers, whose low savings rate has contributed to the region's stagnation, are borrowing to spend. Consequently, if consumers increase their propensity to spend by only a small margin, the powerful internal growth dynamic that would be released could act as a powerful complement to Asia's export model. In order for this potential to be unlocked, consumers will have to gain a sense that the recession is over and that corporate cost cutting -- which leads to layoffs and lower wages -- is reaching an end. Signs of the possibilities are already emerging in Korea, where new car sales have gone through the roof. Once the Asian consumer begins to spend, the economy will have a firmer base and a

[LOGO]  Scudder New Asia Fund, Inc.
Letter to Stockholders
================================================================================

greater degree of independence from the rest of the world economy, particularly that of the United States.

   Against this backdrop, countries in which we found the most attractive opportunities were Indonesia, Korea, and Taiwan. The common thread among all three countries has been a significant drop in interest rates, which promotes stock market investment by reducing the relative attractiveness of fixed income instruments making debt less burdensome to corporations. In addition, lower rates can act as a spark for higher levels of consumption. All three countries have also benefited from a specific trait that has made them particularly attractive in recent months. In Korea, the strong reform dynamic being promoted by the government and the concurrent restructuring on the corporate level has sparked an unprecedented interest in the stock market among retail investors. In Indonesia, the return of political stability has allowed the crisis mentality to evaporate from the market and enabled the compelling valuations in the country's stock market to be unlocked. Finally, Taiwan has benefited from the rebound in the global semiconductor cycle, providing a better environment for its technology companies.

Japan -- Holding the Key to Recovery

   While the recent developments in Asia are a cause for optimism, the key to the future of the entire Pacific region lies in Japan's ability to mount a sustainable recovery. If the performance of the Japanese stock market is any indication, this process may already have begun. Japanese equities began to rebound in the first quarter on the strength of lower interest rates, the injection of public funds to the banking system, and several restructuring announcements by major Japanese corporations. Although there is still a great deal of skepticism regarding the country's ability to mount a sustained economic recovery, investors were encouraged when the government announced that gross domestic product had jumped 1.9% in the first quarter. The upturn in growth, which was well above consensus expectations, was Japan's first in six quarters. While it is likely that the GDP number exaggerates the magnitude of Japan's recovery, other indicators such as machinery orders, housing starts, and the June Tankan survey all seem to suggest that the country's recession may indeed be reaching a bottom.

   Rising profit expectations, which have been spurred by several important restructuring announcements, have also played a role in the stock market's surge. While the effects of the reform process will take time to be felt after a nearly a decade of recession, the early results are encouraging. As companies streamline their operations and become more profitable, the pressure on their competitors to do the same is increased, creating a virtuous cycle. We believe that although the market has priced in the near-term effects of these developments, the long-term potential has yet to be factored into stock prices.

Fund Strategy

   Our fundamental investment strategy remains essentially unchanged. We continue to utilize a careful stock selection process that focuses on fast-growing companies with superior management teams, dominant market positions, clear competitive advantages, high-or-improving returns on equity, strong balance sheets, and catalysts for positive change. In the last six months we have not made any large moves in the portfolio; instead, we have let our investments of the second half of 1998 play out. For instance, we continue to hold a large position in the technology sector, which in our view still has significant upside potential even after its recent gains. As global demand for personal computers has remained firm, companies leveraged to the semiconductor cycle have performed well. We maintained significant positions in Samsung Electronics, the world's largest DRAM manufacturer, and Taiwan Semiconductor, the largest chipmaker. We also continue to focus on stocks that stand to benefit from the growing need of U.S. and European corporations to outsource their production overseas. For instance, we hold Compal Electronics (Taiwan) and Natsteel Electronics (Singapore), the leading

[LOGO]  Scudder New Asia Fund, Inc.
Letter to Stockholders
================================================================================

manufacturers of notebook PCs for overseas companies. Another longstanding facet of our strategy is to invest in cyclical companies that are well-positioned to benefit from the rebound in the Asian economies. Recently, we have found compelling opportunities in Chinese petrochemical companies such as Shanghai Petrochemical.

   In Japan, we have focused on companies that are leading the reform process and demonstrating a commitment to delivering value to their customers. We have established positions in companies leveraged to increased domestic consumption such as NTT Mobile Communications, Japan's dominant operator of wireless communications networks, and Ryohin Keikaku, a retailer of clothing and retail goods. We have also emphasized export-oriented global businesses such as Sony and Nintendo, and banks with a growing consumer orientation, such as Sakura Bank. We believe that by investing in companies that are well-positioned to take advantage of the many positive changes occurring in Japan, we will be able to capitalize on the ongoing recovery in the country's economy.

Year 2000 Issue

   Like other registered investment companies and financial and business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Manager, its affiliates or other service providers, are unable to correctly process date-related information on or after January 1, 2000. This risk is commonly called the Year 2000 Issue (Y2K). Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the Fund's business and operations, such as problems with calculating net asset value. The Manager has commenced a review of the Year 2000 Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the issuers whose securities are held by the Fund or on global markets or economies generally. To the extent that the impact on a fund holding or on markets or economies is negative, it could seriously affect the fund's performance. The foregoing is a Year 2000 readiness disclosure under the Year 2000 Information and Readiness Disclosure Act.

Soft Dollar Arrangements

   We wish to inform you that the Board of Directors of the Fund has approved a soft dollar policy that authorizes the Manager to enter into arrangements with certain brokers or dealers. Pursuant to the policy, the Manager may, when it can be done consistently with its policy of obtaining best execution, direct a portion of the Fund's brokerage transactions to such brokers or dealers in exchange for research services within the meaning of Section 28(e) of the Securities and Exchange Act of 1934. Research services obtained by the Manager may, in appropriate circumstances, be used for the benefit of other clients of the Manager as well as the Fund. As permitted by Section 28(e), the Manager is authorized when placing portfolio transactions for the Fund to pay a brokerage commission in excess of that which another broker or dealer might charge for executing the same transaction. Therefore, the Fund may pay higher brokerage rates than could be obtained if the Manager were not entering into soft dollar arrangements.

Outlook

   Our long-term outlook for Asian equities remains positive. While the recent rise in the region's markets has left them vulnerable to bad news in the short-term, longer term trends such as restructuring, the growth of intra-Asian trade, and the eventual rise of the Asian consumer should all contribute to higher stock prices over time. We feel that the combination of top-line revenue growth and the lower costs that will likely be

[LOGO] Scudder New Asia Fund, Inc.
Letter to Stockholders
================================================================================

achieved through rationalization and reform will provide a powerful, two-pronged boost to Asian companies in the years ahead. Going forward, we will continue to use a research-driven approach and our strong stock selection capabilities to pick the companies that we believe will be best able to profit from the rebirth of the Asian economies.

Respectfully,



/s/Nicholas Bratt              /s/Daniel Pierce

Nicholas Bratt                 Daniel Pierce
President                      Chairman of the Board
                               and Director

[LOGO] Scudder New Asia Fund, Inc.
Other Information
================================================================================

Investment Manager

   The investment manager of Scudder New Asia Fund, Inc. is Scudder Kemper Investments Inc. ("the Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

   The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients which invest primarily in foreign securities include thirty open-end investment companies as well as portfolios for institutional investors.

   The Manager also manages the assets of other closed-end investment companies which invest primarily in foreign securities, including: The Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., and Scudder New Europe Fund, Inc.

A Team Approach to Investing

   Scudder New Asia Fund, Inc. is managed by a team of Scudder Kemper investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Manager's large staff of economists, research analysts, traders, and other investment specialists who work in the Manager's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources.

   Lead Portfolio Manager Tien-Yu Sieh assumed responsibility for the Fund's day-to-day management and investment strategies in 1999. Mr. Sieh joined the Manager in 1996, and has seven years of experience in the investment industry. Portfolio Manager Theresa Gusman joined the Manager in 1995 and the team in 1996. Ms. Gusman has 16 years of investment industry experience. Portfolio Manager Elizabeth J. Allan joined the Manager and the Fund in 1987. Ms. Allan has 17 years of Pacific Basin research and investment management experience. Nicholas Bratt, Portfolio Manager, has been a member of the Fund's team since 1987 and helps set the Fund's general investment strategies. Mr. Bratt has over 23 years of experience in worldwide investing, including 22 years of experience as a portfolio manager, and has been with the Manager since 1976.

Dividend Reinvestment Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the Fund. You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o EquiServe, P.O. Box 8200, Boston, MA 02266-8200, (800) 426-5523.

Net Asset Value

   The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas stockholders, the Fund's NAV is listed daily in The Financial Times ("FT"). For your information the NAV of the Fund and other Scudder managed closed-end funds can be found in the "FT Managed Funds Service" section under the heading "other offshore funds" below the Scudder Kemper Investments, Inc. banner.

[LOGO] Scudder New Asia Fund, Inc.
Investment Summary as of June 30, 1999
================================================================================

Historical
Information                       Total Return (%)
                   ----------------------------------------------
                      Market Value          Net Asset Value(a)
                   -------------------     ----------------------
                               Average                  Average
                   Cumulative   Annual     Cumulative    Annual
                   -------------------     ----------------------
Quarterly            41.57         --         40.28         --
Fiscal Year to Date  57.72         --         45.43         --
One Year             65.49      65.49         65.66       65.66
Three Year            8.39       2.72         14.45        4.60
Five Year            (1.03)      (.21)        14.42        2.73
Ten Year            215.23      12.17        175.61       10.67

-----------------------------------------------------------------
Per Share Information and Returns (a)
  Yearly periods ended June 30

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.


                        1990     1991    1992    1993    1994    1995    1996    1997    1998    1999
                     ---------------------------------------------------------------------------------
Net Asset Value...     $18.70   $15.68  $15.49  $17.93  $22.44  $16.00  $16.06  $17.26  $10.28  $17.03
Income Dividends..     $   --   $  .08  $  .08  $  .08  $  .48  $  .02  $  .02  $  .03  $  .15  $   --
Capital Gains
Distributions.....     $ 1.56   $ 1.93  $  .15  $  .52  $   --  $ 5.06  $  .87  $  .37  $  .29  $   --
Total Return (%)..      59.40    -2.03     .28   20.28   27.88   -5.41    5.70   10.85  -37.67   65.66

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.


     Past results are not necessarily indicative of future performance of the Fund.

[LOGO] Scudder New Asia Fund, Inc.
Portfolio Summary as of June 30, 1999
================================================================================

Diversification

Common Stocks           95%
Cash Equivalents         2%
Convertible Bonds        1%
Convertible Preferred
  Stocks                 1
Limited Partnership      1%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.


Geographical breakdown of the Fund's equity securities
--------------------------------------------------------
Japan                       27%
Taiwan                      16%
Hong Kong                   15%
Korea                       13%
India                        8%
Indonesia                    6%
Singapore                    6%
China                        3%
Thailand                     2%
Other                        4%
                           ----
                           100%
                           ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Sector breakdown of the Fund's equity securities
--------------------------------------------------------

Technology                  28%
Manufacturing               19%
Financial                   16%
Consumer Staples             7%
Consumer Discretionary       7%
Service Industries           5%
Communication                4%
Metals and Minerals          4%
Health                       3%
Other                        7%
                           ----
                           100%
                           ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
Ten Largest Equity Holdings (27% of Portfolio)

   1. Nintendo Co., Ltd. Game equipment
      manufacturer

   2. Li & Fung, Ltd. Investment holding
      company, engaged in export trading

   3. Samsung Electronics Co., Ltd.
      Electronics manufacturer

   4. Megachips Corp. Manufacturer and
      marketer of various types of LSI's

   5. Samsung Securities Co., Ltd.
      Securities company

   6. Digital Equipment (India) Ltd.
      Computer and software manufacturer

   7. TDK Corp.
      Magnetic  tapes and floppy discs
      manufacturer

   8. Tokyo Electron Ltd. Leading
      semiconductor production
      equipment manufacturer

   9. Asustek Computer Inc.
      Computer mainboards, audio video
      cards manufacturer

  10. Infosys Technologies, Ltd. Financial and industrial software developer

[LOGO] Scudder New Asia Fund, Inc.
Investment Portfolio as of June 30, 1999

===============================================================================================================================

                                                                                                        Principal     Market
                                                                                                        Amount ($)   Value ($)
-------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 2.2%

United States

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1999 at 4.8%
  to be repurchased at $3,338,445 on 7/1/1999, collateralized by
  a $3,173,000 U.S. Treasury Note, 3.625%, 7/15/2002 (Cost $3,338,000) ..............................   3,338,000   3,338,000
                                                                                                                  ------------
-------------------------------------------------------------------------------------------------------------------------------

Convertible Bond 1.2%

United Kingdom

APP Global Finance Ltd., 2%, 7/25/2000 (Manufacturer of pulp and paper products)
  (Cost $1,836,396) .................................................................................   1,898,000   1,888,510
                                                                                                                  ------------

-------------------------------------------------------------------------------------------------------------------------------

                                                                                                          Units
                                                                                                        ---------
Limited Partnership 0.4%

Japan

JAFCO #6 Investment Enterprise Partnership (Venture capital company)
  (Cost $773,606)(b) ................................................................................           1     625,620
                                                                                                                  ------------

-------------------------------------------------------------------------------------------------------------------------------

                                                                                                          Shares
                                                                                                        ---------
Convertible Preferred Stock 0.8%

Thailand

Siam Commercial Bank Public Company Ltd., 5.25% (Provider of financial services)
  (Cost $633,579)(b) ................................................................................     901,800   1,284,964
                                                                                                                  ------------
-------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS 95.4%

China 2.8%

Guangdong Kelon Electric Holdings, Ltd. (Refrigerator manufacturer) .................................   1,655,000   1,919,780
Shanghai Petrochemical Co., Ltd., Series H (Manufacturer of petrochemical and
  petroleum products) ...............................................................................   9,979,000   2,340,828
                                                                                                                  ------------
                                                                                                                    4,260,608
                                                                                                                  ------------

Hong Kong 14.4%

Cheung Kong Holdings Ltd. (Real estate company)(d) ..................................................     276,000   2,454,535
Citic Pacific Ltd. (Diversified holding company) ....................................................     615,000   1,961,830


    The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Asia Fund, Inc.
Investment Portfolio

====================================================================================================================
                                                                                                         Market
                                                                                             Shares     Value ($)
--------------------------------------------------------------------------------------------------------------------

Dah Sing Financial Group (General banking and property investment holding
  company) ............................................................................      446,000    1,701,522
Giordano International Ltd. (Retailer of casual apparel) ..............................    2,920,000    2,051,117
Hengan International Group Co. Ltd., Series H* (Manufacturer and seller of personal
  hygiene products) ...................................................................    2,684,000    1,366,440
Hutchison Whampoa, Ltd. (Diversified investment holding company) ......................      284,000    2,571,436
Li & Fung Ltd. (Exporter of consumer products) ........................................    1,484,000    3,548,043
New World Development Co., Ltd. (Property investment and development) .................      737,676    2,210,546
New World Infrastructure Ltd.* (Investment in and operation of infrastructure projects)      859,800
                                                                                                        1,617,936
SmarTone Telecommunications Holdings Ltd. (Cellular communication services) ...........      331,000    1,177,465
Wing Hang Bank Ltd. (Corporate and retail banking, foreign exchange) ..................      418,000    1,344,181
                                                                                                      -----------
                                                                                                       22,005,051
                                                                                                      -----------

India 7.7%

Aptech Ltd. (Provider of professional education services)(b) ..........................      115,300    1,900,403
Digital Equipment (India) Ltd. (Manufacturer of computers and software)(b) ............      321,500    3,168,309
Hero Honda Motors Ltd. (Manufacturer of motorized two wheelers)(b) ....................       66,416    1,653,510
Hindustan Lever Ltd. (Manufacturer of consumer products)(b) ...........................          400       21,946
ICICI Banking Corp. (Bank)(b) .........................................................          100           83
Infosys Technologies Ltd. (Financial and industrial software developer)(b) ............       35,800    2,992,700
NIIT Ltd. (Designer and distributor of computer software)(b) ..........................       40,800    1,912,089
                                                                                                      -----------
                                                                                                       11,649,040
                                                                                                      -----------
Indonesia 6.0%

Asia Pulp & Paper Co., Ltd.* Warrants (Producer of pulp and paper) ....................       38,897      102,105
Asia Pulp & Paper Co., Ltd.* (ADR) (Producer of pulp and paper) .......................      194,489    1,871,957
Indonesia Satellite Corp. (ADR) (International telecommunication services) ............       64,600    1,259,700
Indorama Synthetics* (Producer of polyester yarn, fiber and fabric) ...................    7,482,000    1,656,531
PT Astra International, Inc. (Distributor of automobiles and related parts) ...........    2,627,000    1,221,410
PT Indah Kiat Pulp & Paper Corp., Tbk (Foreign registered) (Manufacturer of pulp and
  paper products) .....................................................................    2,536,000    1,197,816
PT Indofood Sukses Makmur Tbk* (Manufacturer of food products) ........................    1,259,500    1,747,498
                                                                                                      -----------
                                                                                                        9,057,017
                                                                                                      -----------

Japan 25.6%

Asahi Chemical Industry Co., Ltd. (Producer of synthetic fibers, industrial chemicals,
  petrochemicals, plastics, rubber, and food products) ................................      201,000    1,114,636
Asahi Glass Co., Ltd. (Manufacturer of glass products)(d) .............................      163,000    1,057,479
Bank of Tokyo-Mitsubishi, Ltd. (Provider of financial services) .......................       87,000    1,238,851


   The accompanying notes are an integtral part of the financial statements.

[LOGO]  Scudder New Asia Fund, Inc.
Investment Portfolio

========================================================================================================================

                                                                                                        Market
                                                                                            Shares     Value ($)
-----------------------------------------------------------------------------------------------------------------------

Benesse Corp. (Provider of educational services) .....................................       14,000    1,521,488
Fujisawa Pharmaceutical Co. (Manufacturer of marketer of antibiotics) ................       71,000    1,155,950
Kawasaki Steel Corp. (Major integrated steelmaker) ...................................      641,000    1,197,240
Laox (Discount retailer of household electric appliances) ............................       69,000      598,760
Matsushita Electric Works, Ltd. (Leading maker of building materials and lighting
  equipment) .........................................................................      109,000    1,052,165
Megachips Corp. (Manufacturer and marketer of various types of LSI's) ................       31,000    3,330,579
NEC Corp. (Manufacturer of telecommunication and computer equipment) .................      227,000    2,823,430
NHK Spring Co., Ltd. (Manufacturer of suspension springs for automobiles) ............      256,000    1,430,215
NTT Mobile Communications Network, Inc.* (Provider of various telecommunication
  services and equipment) ............................................................          130    1,744,794
Nintendo Co., Ltd. (Manufacturer of game equipment) ..................................       26,900    3,781,562
Rohm Company Ltd. (Maker of linear ICs and semiconductors) ...........................       10,000    1,566,116
Ryohin Keikaku Co., Ltd. (Wholesaler and retailer of clothing, household goods and
  foodstuffs) ........................................................................        7,000    1,761,570
Sakura Bank, Ltd. (Provider of banking services) .....................................      381,000    1,445,281
Sangetsu Co., Ltd. (Developer and trader of home decoration products) ................       70,000    1,489,669
Sony Corp. (Manufacturer of consumer electronic products)(d) .........................       24,400    2,631,570
TDK Corp. (Manufacturer of magnetic tapes and floppy discs) ..........................       34,000    3,110,579
Tokyo Electron Ltd. (Leading semiconductor production equipment manufacturer) ........       45,000    3,053,306
Yamanouchi Pharmaceutical Co., Ltd. (Leading manufacturer of ethical drugs) ..........       35,000    1,339,256
York-Benimaru Co., Ltd. (Operator of supermarket chain) ..............................       16,200      611,851
                                                                                                      ----------
                                                                                                      39,056,347
                                                                                                      ----------

Korea 12.3%

Cheil Jedang Corp. (Korea's largest sugar refiner and major integrated food processor)       22,240
                                                                                                       1,750,379
Korea Data System (Manufacturer and exporter of computer monitors) ...................       75,768    2,212,491
Korea Telecom Corp.*(ADR) (Telecommunication services) ...............................       64,562    2,582,480
Medison Co., Ltd. (Producer of medical equipment) ....................................       89,690    1,425,742
Pohang Iron & Steel Co., Ltd. (Steel producer)(c) ....................................       23,000    2,776,691
Samsung Electronics Co., Ltd. (Electronics manufacturer) .............................       31,830    3,492,363
Samsung Securities Co., Ltd. (Securities company) ....................................       54,492    2,918,794
Samsung Securities Co., Ltd. Rights (Securities company)(b) ..........................       15,616      323,787
Shinhan Bank* (GDR) (Bank) ...........................................................       53,443    1,189,107
Sindo Ricoh Co., Ltd. (Manufacturer of office equipment) .............................          597       31,978
                                                                                                      ----------
                                                                                                      18,703,812
                                                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

[LOGO]  Scudder New Asia Fund, Inc.
Investment Portfolio

==================================================================================================================
                                                                                                          Market
                                                                                             Shares      Value ($)
------------------------------------------------------------------------------------------------------------------

Malaysia 1.2%

Malayan Banking Berhad (Leading banking and financial services group) .................      297,000      891,000
Rothmans of Pall Mall Berhad (Manufacturer, importer and retailer of tobacco products)       122,800
                                                                                                          929,079
                                                                                                       ----------
                                                                                                        1,820,079
                                                                                                       ----------

Philippines 2.0%

Bank of the Philippine Islands (Commercial bank) ......................................      360,460    1,288,372
International Container Terminal Services, Inc.* (Containerized cargo handling firm) ..   13,933,437    1,812,628
                                                                                                       ----------
                                                                                                        3,101,000
                                                                                                       ----------
Singapore 5.4%

Allgreen Properties Limited* (Real estate development) ................................    1,370,000    1,482,388
JIT Holdings Ltd. (Manufacturer and distributor of electronic products) ...............    1,045,000    1,905,028
Keppel Land Ltd. (Property investment and development) ................................      688,000    1,294,678
Natsteel Electronics Ltd. (Manufacturer of telecommunication and network products) ....      577,000    2,527,874
Pacific Internet Ltd. (Provider of internet access services to Asia and pacific market)       20,700      980,663
                                                                                                       ----------
                                                                                                        8,190,631
                                                                                                       ----------

Taiwan 15.0%

ASE Test Ltd.* (Testing services to semiconductor manufacturers) ......................       87,700    1,885,550
Acer Peripherals, Inc. (Developer and distributor of computer peripherals)(d) .........      892,463    2,210,435
Asustek Computer Inc. (Manufacturer of computer mainboards, audio, video and
  network cards) ......................................................................      266,807    3,006,741
Bank Sinopac (Commercial bank) ........................................................    2,018,000    1,405,727
Compal Electronics Inc. (Manufacturer and marketer of notebook computers and
  color monitors) .....................................................................      400,399    1,574,324
Delta Electronic Industrial Co. (Manufacturer of power supply equipment) ..............      347,222    1,924,233
Far East Textile Ltd. (Manufacturer of natural and synthetic textile products) ........      911,000    1,353,808
Formosa Plastics Corp. (Manufacturer of plastics materials) ...........................      975,000    2,052,632
Hon Hai Precision Industry Co., Ltd.* (Manufacturer of electronic connectors, cable
  assemblies and memory chips) ........................................................      302,200    2,731,963
Siliconware Corp.* (Testing and packaging of integrated circuits) .....................    1,327,000    1,035,307
Siliconware Precision Industries Co.* (Manufacturer of packaging for integrated
  circuits) ...........................................................................      648,210    1,234,208
Taiwan Semiconductor Manufacturing Co.* (Manufacturer of integrated circuits) .........      635,910    2,431,421
                                                                                                       ----------
                                                                                                       22,846,349
                                                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Asia Fund, Inc.
Investment Portfolio

===============================================================================================================

                                                                                                       Market
                                                                                          Shares      Value ($)
---------------------------------------------------------------------------------------------------------------

Thailand 2.0%

BEC World Public Co., Ltd. (Holding company involved in entertainment and
  television broadcasting)(b) .....................................................       173,300     1,072,395
Siam Cement Co., Ltd.* (Foreign registered) (Construction materials and industrial
  conglomerate)(b) ................................................................        44,900     1,364,853
Siam Commercial Bank Public Co., Ltd.* Warrants (Provider of financial services)(b)       901,800       581,293
                                                                                                    -----------
                                                                                                      3,018,541
                                                                                                    -----------

United States 1.0%

Freeport McMoRan Copper & Gold, Inc. "A" (Mining company operating in
  Indonesia) ......................................................................        93,400     1,564,450
                                                                                                    -----------

Total Common Stocks (Cost $90,773,310) ............................................                 145,272,925
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------

Total Investment Portfolio-- 100.0% (Cost $97,354,891) (a) ........................                 152,410,019
                                                                                                    ===========


*    Non-income producing security.

(a) The cost for federal income tax purposes was $95,888,162. At June 30, 1999, net unrealized appreciation for all securities based on tax cost was $56,521,857. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $57,587,657 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,065,800.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $16,901,952 (11.27% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1999 aggregated $7,784,489. These securities may also have certain restrictions as to resale.

(c) Security that has met the foreign-ownership limitation valued at a premium in good faith by the Valuation Committee of the Board of Directors. The cost of the security at June 30, 1999 was $888,906. The aggregate premium ($54,625) over the local share price ($2,722,066) for the security valued by the Valuation Committee was approximately .04% of the Portfolio's net assets at June 30, 1999.

(d) At June 30, 1999, these securities, in part or in whole, have been segregated to cover forward currency contracts. Scudder New Asia Fund, Inc.

    The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Asia Fund, Inc.
Financial Statements

===========================================================================================

-------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 1999
-------------------------------------------------------------------------------------------
ASSETS

Investments, at market (identified cost $97,354,891) .....................   $ 152,410,019
Cash .....................................................................             715
Foreign currency, at value (cost $157,453) ...............................         157,453
Receivable for investments sold ..........................................          31,624
Dividends and interest receivable ........................................         311,986
Foreign taxes recoverable ................................................           1,754
Unrealized appreciation on forward currency exchange contracts ...........         222,340
Other assets .............................................................           2,300
                                                                             -------------
Total assets .............................................................     153,138,191

LIABILITIES

Payable for investments purchased ........................................       1,268,060
Deferred foreign taxes ...................................................       1,466,731
Unrealized depreciation on forward currency exchange contracts ...........         188,224
Accrued management fee ...................................................         136,808
Other payables and accrued expenses ......................................         146,423
                                                                             -------------
Total liabilities ........................................................       3,206,246
                                                                             -------------
Net assets, at market value ..............................................   $ 149,931,945
                                                                             =============

NET ASSETS

Net assets consist of:
Undistributed net investment income ......................................         420,589
Net unrealized appreciation (depreciation) on:
Investments ..............................................................      55,055,128
Foreign currency related transactions ....................................          34,244
Accumulated net realized gain (loss) .....................................     (24,454,220)
Paid-in capital ..........................................................     118,876,204
                                                                             -------------
Net assets, at market value ..............................................   $ 149,931,945
                                                                             =============
Net asset value per share ($149,931,945 B 8,804,757 shares of common stock
   issued and outstanding, 50,000,000 shares authorized, $.01 par value)..   $       17.03
                                                                             =============

    the accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Asia Fund, Inc.
Financial Statements

===============================================================================================

-----------------------------------------------------------------------------------------------
Statement of Operations
Six Months ended June 30, 1999
-----------------------------------------------------------------------------------------------

Investment Income

Income:
Dividends (net of taxes withheld of $91,895) ..................................   $    830,872
Interest ......................................................................        355,622
                                                                                  ------------
                                                                                     1,186,494
                                                                                  ------------

Expenses:
Management fee ................................................................        686,677
Custodian and accounting fees .................................................        204,642
Directors' fees and expenses ..................................................         73,610
Reports to shareholders .......................................................         19,301
Auditing ......................................................................         40,132
Services to shareholders ......................................................         19,975
Legal .........................................................................          7,637
Other .........................................................................         25,766
                                                                                  ------------
                                                                                     1,077,740
                                                                                  ------------
Net investment income .........................................................        108,754
                                                                                  ------------

Net realized and unrealized gain (loss) on investment transactions

Net realized gain (loss) from:
Investments ...................................................................      2,024,641
Foreign currency related transactions .........................................        (73,824)
                                                                                  ------------
                                                                                     1,950,817
                                                                                  ------------
Net unrealized appreciation (depreciation) during the period on:
Investments (net of deferred foreign tax $1,466,731) ..........................     44,375,231
Foreign currency related transactions .........................................        403,142
                                                                                  ------------
                                                                                    44,778,373
                                                                                  ------------
Net gain (loss) on investment transactions ....................................     46,729,190
                                                                                  ------------
Net increase (decrease) in net assets resulting from operations ...............   $ 46,837,944
                                                                                  ============

    The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Asia Fund, Inc.
Financial Statements

==============================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------

                                                                                             Six Months       Year Ended
                                                                                                Ended         December 31,
Increase (Decrease) in Net Assets                                                           June 30, 1999        1998
------------------------------------------------------------------------------------------------------------------------------
 Operations:
 Net investment gain (loss) ..............................................................   $     108,754   $     303,154
 Net realized gain (loss) from investment transactions ...................................       1,950,817     (18,078,128)
 Net unrealized appreciation (depreciation) on investment transactions
    during the period.....................................................................      44,778,373      21,623,470
                                                                                             -------------   -------------

 Net increase (decrease) in net assets resulting from operations .........................      46,837,944       3,848,496
                                                                                             -------------   -------------
 Distributions to shareholders:
 In excess of net investment income ......................................................            --              --
                                                                                             -------------   -------------
 In excess of net realized gain (loss) from investment transactions ......................            --              --
                                                                                             -------------   -------------
 Reinvestment of distributions ...........................................................            --           379,337
                                                                                             -------------   -------------
 Increase (decrease) in net assets .......................................................      46,837,944       4,227,833
 Net assets at beginning of period .......................................................     103,094,001      98,866,168
                                                                                             -------------   -------------
 Net assets at end of period (including undistributed net investment
    income of $420,589 and 311,835, respectively).........................................   $ 149,931,945   $ 103,094,001
                                                                                             =============   =============

 Other Information

 Increase in Fund Shares

 Shares outstanding at beginning of period ...............................................      8,804,757       8,764,601
 Shares issued to shareholders in reinvestment of distributions ..........................             --          40,156
                                                                                             ------------    ------------
 Shares outstanding at end of period .....................................................      8,804,757       8,804,757
                                                                                             ============    ============


    The accompanying notes are an integral part of the financial statements.

[LOGO]   Scudder New Asia Fund, Inc.
Financial Highlights

=======================================================================================================================

-----------------------------------------------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements and market price data.

-----------------------------------------------------------------------------------------------------------------------
                                              Six Months                       Years Ended December 31,
                                                Ended
                                            June 30, 1999     1998        1997       1996        1995        1994
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period .......   $ 11.71       $ 11.28     $ 15.26    $ 15.29     $ 17.44     $ 25.06
                                               -------       -------     -------    -------     -------     -------
Income from investment operations:
Net investment income (loss) ...............       .01           .03       (.05)      (.04)       (.01)         .05
Net realized and unrealized gain (loss) on
  investments...............................      5.31           .40      (3.36)        .36       (.47)      (3.21)
                                            ----------       -------     ------     -------     ------      ------

Total from investment operations ...........      5.32           .43      (3.41)        .32       (.48)      (3.16)
                                            ----------       -------     ------     -------     ------      ------
Dilution resulting from rights offering ....        --            --          --         --          --       (.03)
                                            ----------       -------     -------    -------     -------     ------
Less distributions:
In excess of net investment income .........        --            --       (.18)      (.02)          --       (.23)
From net realized gains on investments .....        --            --          --      (.33)      (1.51)      (4.20)
In excess of net realized gains on
  investments...............................        --            --       (.39)         --       (.16)          --
                                            ----------       -------     ------     -------     ------      -------

Total distributions ........................        --            --       (.57)      (.35)      (1.67)      (4.43)
                                            ----------       -------     ------     ------      ------      ------
Net asset value, end of period .............   $ 17.03       $ 11.71     $ 11.28    $ 15.26     $ 15.29     $ 17.44
                                             =========       =======     =======    =======     =======     =======
Market value, end of period ................   $ 14.69       $  9.31     $  9.69    $ 12.50     $ 14.50     $16.16(c)
                                             =========       =======     =======    =======     =======     ======
Total Return
Per share market value (%) .................     57.72**       (3.87)     (18.05)    (11.56)       (.66)     (25.10)
Per share net asset value (%) (b) ..........     45.43**        3.81      (21.89)      2.46       (2.96)     (11.67)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....       150           103          99        133         133         147
Ratio of operating expenses to average net
  assets (%) ...............................      1.91*         1.94        1.90       1.87        1.74        1.67
Ratio of net investment income (loss) to
  average net assets (%) ...................       .19*          .31        (.31)      (.27)       (.07)        .21
Portfolio turnover rate (%) ................      82.1*         98.8       116.6       88.5        58.1        81.6

(a)  Based on monthly average shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(c) Market value of $20.38 has been reduced to reflect a distribution of $4.22 per share payable on January 17, 1995, relating to a due bill which entitles individuals who purchased shares prior to January 18, 1995, the ex date of the dividend, to be reimbursed by the seller in the amount of the distribution.

*    Annualized

**   Not annualized

[LOGO] Scudder New Asia Fund, Inc.
Notes to Financial Statements
================================================================================

A. Significant Accounting Policies
   -------------------------------

Scudder New Asia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

[LOGO] Scudder New Asia Fund, Inc.
Notes to Financial Statements
================================================================================

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $24,280,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2006, the expiration date, whichever occurs first. In addition, from November 1, 1998 through December 31, 1998, the Fund incurred approximately $1,250,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 1999.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-U.S. taxes. Additionally, principal amounts of cash and securities invested in Malaysia are also subject to certain non-U.S. taxes.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences relate primarily to investments in Passive Foreign Investment Companies, foreign denominated investments and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is

[LOGO] Scudder New Asia Fund, Inc.
Notes to Financial Statements
================================================================================

informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities
   ---------------------------------

For the six months ended June 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $47,832,767 and $46,224,112, respectively.

C. Related Parties
   ---------------

Under the Investment Management Agreement (the "Management Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager shall provide certain administrative services in accordance with the Management Agreement. The management fee payable under the agreement is equal to an annual rate of 1.25% of the first $75,000,000 of average weekly net assets of the Fund, 1.15% of the next $125,000,000 and 1.10% of the excess over $200,000,000, payable monthly. For the six months ended June 30, 1999, the fee pursuant to this agreement amounted to $686,677, which is equivalent to an annual effective rate of 1.22% of the Fund's average weekly net assets.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1999, the amount charged to the Fund by SFAC aggregated $48,534, of which $8,460 is unpaid at June 30, 1999.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. For the six months ended June 30, 1999 the amount charged by SSC aggregated $7,500, of which $1,250 is unpaid at June 30, 1999.

The Fund pays each Director not affiliated with the Manager an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1999, Directors' fees and expenses aggregated $73,610.

[LOGO] Scudder New Asia Fund, Inc.
Notes to Financial Statements
================================================================================

D. Commitments
   -----------

As of June 30, 1999, the Fund had entered into the following foreign currency exchange contracts resulting in net unrealized appreciation of $34,116.

                                                                                                Net Unrealized
                                                                                                   Appreciation
                                                                               Settlement         (Depreciation)
           Contracts to Deliver                     In Exchange For               Date                (U.S.$)
     ----------------------------------   ---------------------------------   ---------------   -------------------

     USD                     1,200,134    KRW                1,646,584,000        8/4/1999              222,340
     KRW                 1,646,584,000    USD                    1,236,174        8/4/1999             (186,300)
     JPY                   626,111,833    USD                    5,207,617       8/17/1999               (1,924)
                                                                                                ---------------
                                                                                                         34,116
                                                                                                ===============

E. Investing in Foreign Markets
   ----------------------------

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of securities of comparable U.S. companies.

Foreign investment in the securities markets of several foreign countries is restricted or controlled in varying degrees. These restrictions may limit investment in certain foreign countries. In addition, the repatriation of both investment income and capital from some foreign countries may be subject to restrictions.

F. Line of Credit
   --------------

The Fund and several Scudder Funds ("The Participants") share in a $850 million revolving credit facility for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

[LOGO] Scudder New Asia Fund, Inc.
Report of Independent Accountants
================================================================================

To the Board of Directors and Shareholders of Scudder New Asia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder New Asia Fund, Inc. (the "Fund") at June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
August 19, 1999

[LOGO] Scudder New Asia Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through EquiServe, the Plan Agent. Note that the Fund's share price for purposes of the Plan is calculated net of due-bills, if applicable.

Automatic Participation

   Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by EquiServe, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in

[LOGO]  Scudder New Asia Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent notless than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o EquiServe, P.O. Box 8200, Boston, MA 02266-8200, (617) 328-5000, ext. 6406.

[LOGO]   Scudder New Asia Fund, Inc.
Directors and Officers

DANIEL PIERCE*
    Chairman of the Board and Director

NICHOLAS BRATT*
    President

PAUL BANCROFT III
    Director

SHERYLE J. BOLTON
    Director

ROBERT J. CALLANDER
    Director

WILLIAM H. LUERS
    Director

WILSON NOLEN
    Director

HUGH T. PATRICK
    Director

KATHRYN L. QUIRK*
    Director, Vice President and Assistant Secretary

WILLIAM H. GLEYSTEEN, JR.
    Honorary Director

JAMES W. MORLEY
    Honorary Director

ROBERT G. STONE, JR.
    Honorary Director

ELIZABETH J. ALLAN*
    Vice President

BRUCE H. GOLDFARB*
    Vice President and Assistant Secretary

THERESA GUSMAN*
    Vice President

JUDITH A. HANNAWAY*
    Vice President

ANN M. McCREARY*
    Vice President

JOHN R. HEBBLE*
    Treasurer

JOHN MILLETTE*
    Vice President and Secretary

CAROLINE PEARSON*
    Assistant Secretary



* Scudder Kemper Investments, Inc.


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